Execution Version

SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (together with all amendments, restatements, modifications, supplements and revisions thereof in accordance with its terms, the “Agreement”) is made as of December ___, 2011 by SANTA FE GOLD (BARBADOS) CORPORATION, a corporation organized and existing under the laws of Barbados (the “Debtor”) in favor and for the benefit of WATERTON GLOBAL VALUE, L.P., by its Investment Manager, Altitude Management Limited (the “Secured Party”).

Recitals

          A.      Pursuant to that certain Senior Secured Gold Stream Credit Agreement dated December ___, 2011 (as amended, modified, supplemented, restated, replaced or extended, the “Loan Agreement”), among the Debtor, as the borrower, those certain Guarantors identified therein, as guarantors, and the Secured Party, as the lender, the Secured Party has agreed to make certain loans to the Debtor, subject to the terms and conditions therein. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          B.      The Debtor, the Secured Party and certain other affiliates of the Debtor have entered into that certain Gold and Silver Supply Agreement dated December ___, 2011 (the “Gold and Silver Supply Agreement”), whereby the Sellers (as defined in the Gold and Silver Supply Agreement) have agreed to sell gold and silver to the Secured Party at the price, and subject to the terms and conditions, stated therein. The obligation of the Sellers to sell gold and silver to the Secured Party pursuant to the Gold and Silver Supply Agreement is independent of the Loan Agreement, and shall remain in effect for the term set forth in such Gold and Silver Supply Agreement.

          C.      It is a condition precedent to the Secured Party advancing and maintaining any loans under the Loan Agreement that the Debtor shall have executed and delivered this Agreement to secure the payment and performance of the Loan Agreement and the other Loan Documents (defined below) and to secure the performance of the Gold and Silver Supply Agreement, all as more fully described herein.

          D.      In order to secure the prompt and complete payment and performance of all indebtedness, guaranties, duties, covenants, agreements and obligations owing or to be owed to the Secured Party, and as a condition to the Secured Party entering into the Loan Agreement and the Gold and Silver Supply Agreement, the Debtor has agreed to execute and deliver this Agreement to the Secured Party.

Agreement

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party do hereby agree as follows:

1.      CONSTRUCTION AND DEFINITION OF TERMS.

          All terms used herein without definition which are defined by the Uniform Commercial Code in the State of New Mexico (the “UCC”) shall have the meanings assigned to them by the UCC, as in effect on the date hereof, unless and to the extent varied by this Agreement. All accounting terms used herein without definition shall have the meanings assigned to them as determined by generally accepted accounting principles. The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings: 1.1 “Bankruptcy Code” means the United States Bankruptcy Code, as amended from time to time.

          1.2      “Business Premises” means Debtor’s chief executive office as indicated on Schedule 3.1 attached hereto.

          1.3      “Collateral” means all of Debtor’s personal property, including, without limitation, all right, title and interest of Debtor, whether now owned or existing or hereafter acquired or arising, and wheresoever located, in, to and under (with each of the following capitalized terms having the meaning given thereto in the UCC):

(a)	all Accounts;

(b)	all As-Extracted Collateral;

(c)	all Chattel Paper;

(d)	all Commodity Accounts;

(e)	all Commodity Contracts;

(f)	all Deposit Accounts set forth and described in Schedule 3.1;

(g)	all Documents;

(h)	all Equipment;

(i)	all Fixtures;

(j)	all General Intangibles;

(k)	all Goods and all Accessions thereto, and Goods with which the Goods are commingled;

(l)	all Instruments;

(m)	all intellectual property;

(n)	all Inventory;

(o)	all Investment Property;

(p)	all Letter-of-Credit Rights;

(q)	all Promissory Notes;

(r)	all Software;

(s)	all Commercial Tort Claims;

(t)	all other personal property not otherwise described above;

(u)	all books and records pertaining to the Collateral; and

(v)

to the extent not otherwise included, all Proceeds, products, income and profits of the foregoing, and all accessions thereto and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          Notwithstanding the foregoing, “Collateral” shall not include “Excluded Assets” (as defined below) until such time as the prohibitions causing such property to be Excluded Assets have terminated (howsoever occurring); upon the termination of such prohibitions, the Secured Party will be deemed to automatically have and at all times from and after the date hereof to have had, without the taking of any action or delivery of any instrument, a security interest in such Excluded Assets, and Debtor agrees to take all actions necessary in the reasonable judgment of Secured Party, if any, to perfect such security interest.

          1.4      “Event of Default” means any of the events described in Section 6 hereof.

          1.5      “Excluded Assets” means any contract, agreement, permit or license (together with the Equipment, Fixtures or Goods subject to any such contract, agreement, permit or license) to the extent that Debtor is validly prohibited from granting a security interest in such contract, agreement, permit or license (and the Equipment, Fixtures or Goods subject thereto) pursuant to the terms thereof, but only to the extent that such prohibition is not invalidated under the UCC.

          1.6      “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time.

          1.7      “Gold and Silver Supply Agreement” shall have the meaning given thereto in the Recitals.

          1.8      “Governmental Authority” means any domestic or foreign nation or government, any state, provincial, territorial, divisional, county, regional, municipal, city or other political subdivision thereof, any native, tribal or aboriginal government, corporation, association or other entity, any court, tribunal, arbitrator, agency, department, commission, board, bureau, regulatory authority or other entity or instrumentality exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or Governmental Requirements or the management or administration of real property interests, and any securities exchange or securities regulatory authority.

          1.9      “Governmental Requirement” means all laws, statutes, rules, regulations, codes, ordinances, zoning and land use restrictions, treaties, promulgations, plans, injunctions, judgments, orders, decrees, rulings, permits, licenses and authorizations issued or promulgated by a Governmental Authority with jurisdiction.

          1.10      “Guarantee” shall have the meaning given thereto in the Recitals.

          1.11      “Hazardous Materials” means (a) any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, operated or acquired by Debtor is prohibited or regulated by any Governmental Requirement similar to those set forth in this definition; and (d) any other substance which requires special handling in its collection, storage, treatment or disposal pursuant to Governmental Requirements.

          1.12      “Hazardous Materials Contamination” means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials on any property owned, operated or controlled by Debtor or for which Debtor has responsibility, including, without limitation, improvements, facilities, soil, water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by Debtor, and any other contamination by Hazardous Materials for which Debtor is, or is claimed to be, responsible 1.13 “Indebtedness” shall include all items which would properly be included in the liability section of a balance sheet or in a footnote to a financial statement in accordance with GAAP, and shall also include all contingent liabilities.

          1.14      “Lien” means any mortgage, deed of trust, debenture, indenture, pledge, charge, hypothecation, assignment for security purposes, deposit arrangement, control arrangement, preferential right, option, production payment, royalty, encumbrance, financing statement, lien (statutory or otherwise), right of set-off, claim or charge of any kind, or other security interest or collateral arrangement or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

          1.15      “Loan Agreement” shall have the meaning given thereto in the Recitals.

          1.16      “Loan Documents” shall mean “Credit Documents” as defined in the Loan Agreement.

          1.17      “Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

          1.18      “Obligations” means the full, punctual and complete observance and performance of all present and future duties, covenants, indebtedness, responsibilities and obligations, monetary and otherwise, due to Secured Party by Debtor under the Guarantee, the Loan Agreement, the Gold and Silver Supply Agreement, this Agreement or any other Loan Document (extending to all principal amounts, interest, late charges, fees, costs and all other charges, sums and amounts, as well as all costs and expenses payable by Debtor under the Guarantee, the Loan Agreement, the Gold and Silver Supply Agreement, this Agreement and any other Loan Document), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, joint or several, arising as principal, guarantor, surety, accommodation party or otherwise, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, as well as all renewals, refinancings, consolidations, re-castings and extensions of any of the foregoing.

          1.19      “Obligor” shall mean individually and collectively, Debtor and each endorser, guarantor and surety of the Obligations; any person who is primarily or secondarily liable for the repayment of the Obligations, or any portion thereof; and any person who has granted security for the repayment of any of the Obligations.

          1.20      “Permitted Liens” has the meaning as set forth in the Loan Agreement.

          1.21      “Person” shall include natural persons, corporations, associations, limited liability companies, partnerships, joint ventures, trusts, governments and agencies and departments thereof and every other entity of every kind.

          1.22      “Security Documents” means any and all agreements, documents or instruments granting, pledging, protecting or perfecting any Lien in favor of Secured Party, as any of the foregoing may be modified, amended, supplemented, extended or restated.

          1.23      “Subsidiary” shall include any corporation or unincorporated business entity at least a majority of the outstanding voting Stock or interests of which at the time of determination is owned by Debtor and/or by one or more Subsidiaries 1.24 “Voting Stock” shall mean the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies.

2.      SECURITY

          2.1      Security Interest. As security for the prompt and complete payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, Debtor hereby assigns, pledges and grants to Secured Party a lien on and continuing security interest in, assignment and pledge of and charge over, the Collateral. Secured Party’s security interest shall continually exist until all Obligations have been paid and performed in full.

          2.2      Care of Collateral. Debtor shall have all risk of loss of the Collateral. Secured Party shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral. Secured Party shall deemed to have exercised reasonable care in safe keeping any Collateral in its possession if it accords such Collateral treatment substantially equal to the safekeeping that it accords its own property of like kind. If Secured Party actually receives any notices requiring action with respect to Collateral in Secured Party’s possession, Secured Party shall take reasonable steps to forward such notices to Debtor. Debtor is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral; Secured Party’s sole responsibility with respect thereto is to take such action as is reasonably requested by Debtor in writing; provided, however, Secured Party is not responsible to take any action that, in Secured Party’s sole judgment, would adversely affect the value of the Collateral as security for the Obligations. While Secured Party is not required to take any actions with respect to the Collateral, if action is needed, in Secured Party’s sole discretion, to preserve and maintain the Collateral, Debtor authorizes Secured Party to take such actions, but Secured Party is not obligated to do so.

3.      REPRESENTATIONS AND WARRANTIES

          To induce Secured Party to enter into this Agreement, Debtor hereby remakes and restates its representations and warranties set forth in the Loan Documents and incorporates them herein as if set forth herein and further represents and warrants to Secured Party that: 3.1 State of Incorporation, Legal Name and Identification Number. Debtor’s name as it appears in official filings in the state of organization, all prior names of Debtor during the past five years, as they appeared from time to time in official filings in the state of its incorporation or organization, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Debtor’s state of organization or a statement that no such number has been issued, Debtor’s state of organization, the location of Debtor’s chief executive office, principal place of business, all warehouses, consignees and processors with whom Inventory or other Collateral is stored or located and other premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule 3.1 hereto.

          3.2      Valid Security Interest. This Agreement creates, in favor of Secured Party, a valid security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations. Upon the making of the filings described in Section 8.1 and the filing of any continuation statements required by the UCC, Secured Party will have and will continue to have as security for the Obligations a valid and perfected first priority Lien on all the Collateral which may be perfected by filing UCC financing statements, free of all other Liens, claims and rights of third parties whatsoever, except for Permitted Liens. Except for the filing of the UCC financing statements referred to in the immediately following paragraph and the delivery of the certificates and other instruments provided in Section 4.5 and Section 4.6, and the execution of any control agreement, no action is necessary to create, perfect or protect the security interests created in the Collateral. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for (a) the execution, delivery and performance of this Agreement, (b) the creation or perfection of the Security Interests created hereunder in the Collateral or (c) the enforcement of the rights of the Secured Party hereunder. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

          3.3      Commercial Purpose. This Agreement and the transactions contemplated by the Loan Documents do not constitute a “consumer transaction” as defined in the Uniform Commercial Code. None of the Collateral was or will be purchased or held primarily for personal, family or household purposes and no Deposit Account is used primarily for personal, family or household purposes.

          3.4      Patents, Trademarks, etc. Debtor owns, possesses or has the right to use all necessary patents, patent rights, licenses, trademarks, trade names, trade name rights, copyrights and franchises to conduct its business, without any known conflict with any patent, patent right, license, trademark, trademark rights, trade name right, trade name, copyright or franchise right of any other person. As of the date hereof, Debtor does not have any interest in, or title to, any patent, trademark or registered copyright.

          3.5      Survival. All representations and warranties contained in or made in connection with this Agreement and the other Loan Documents shall survive the execution and delivery of this Agreement.

4.      COVENANTS

          Debtor covenants and agrees with Secured Party that, until the security interest created herein is discharged, Debtor will perform and fulfill each of the affirmative and negative covenants in the Loan Agreement applicable to Debtor and each of the following: 4.1 Conferences with Officers and Others. At all times during normal business hours, permit Secured Party, its agents, advisors and representatives to (a) access all of Debtor’s properties and facilities, (b) discuss Debtor’s business, affairs, finances and accounts with any officers, managers and employees of Debtor, and (c) review and inspect the Collateral, wherever located, and Debtor shall pay all reasonable costs of such activities described in (a), (b) and (c).

          4.2      Defend Collateral. Except for Permitted Liens, maintain the Liens and security interests provided for hereunder as valid and perfected first priority Liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the security interests hereunder shall be terminated pursuant hereto. The Debtor hereby agrees to (a) promptly pay when due all transportation, storage, warehousing, mechanics, materialmen, construction, maintenance and other such charges, fees, expenses or amounts affecting or arising out of or relating to the Collateral; and (b) use commercially reasonable efforts to defend the Collateral against the claims of any and all Persons and entities; and (c) safeguard and protect all Collateral for the account of the Secured Party.

          4.3      Insurance. Maintain comprehensive casualty insurance on the Collateral as required pursuant to Section 8.1 of the Loan Agreement. Debtor hereby assigns to Secured Party and grants to Secured Party a security interest in any and all proceeds of such policies and authorizes and empowers Secured Party to adjust or compromise any loss under such policies and to collect and receive all such proceeds. Debtor hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to Secured Party and not to Debtor and Secured Party jointly. Debtor authorizes and empowers Secured Party to execute and endorse in Debtor’s name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to Secured Party under the terms of this paragraph are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including attorneys’ fees) incurred by Secured Party in the collection and handling of such proceeds, the net proceeds shall be applied as follows. If no Event of Default shall have occurred and be continuing, such net proceeds may be applied either toward replacing or restoring the Collateral (at Debtor’s option), in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole (but reasonable) discretion. In the event that Debtor may and does elect to replace or restore as aforesaid, then such net proceeds shall be deposited in a segregated account of Debtor at a bank acceptable to Debtor and Secured Party subject to the sole order of Secured Party and shall be disbursed therefrom by Secured Party in such manner and at such times as Secured Party deems appropriate to complete such replacement or restoration; provided, however, that if an Event of Default shall occur at any time before or after replacement or restoration has commenced, then thereupon Secured Party shall have the option to apply all remaining net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion. If an Event of Default shall have occurred prior to such deposit of the net proceeds, then Secured Party may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion.

          4.4      Further Assurances and Corrective Instruments. Promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such additional things, deeds, assurances, documents, acknowledgments, certificates and instruments and to take such further acts as Secured Party may reasonably request to (a) protect, maintain and preserve the Collateral; (b) protect, maintain and preserve Secured Party’s security interest in the Collateral; and (c) protect, vest in and assure to Secured Party its rights or remedies hereunder or in any of the Collateral and the perfection and priority of its rights therein, including, without limitation, placing legends on Collateral or on books and records pertaining to Collateral stating that Secured Party has a security interest therein.

          4.5      Provision of Documents. Whenever required by Secured Party, Debtor shall (a) cooperate with Secured Party to obtain and keep in effect one or more control agreements in Deposit Account, Electronic Chattel Paper, Investment Property and Letter-of-Credit Rights Collateral; and (b) promptly deliver to Secured Party, with all endorsements and/or assignments required by Secured Party, all Instruments, Chattel Paper, guaranties and the like received by Debtor constituting, evidencing or relating to any of the Collateral or proceeds of any of the Collateral.

          4.6      Delivery of Certain Collateral. Contemporaneously with or prior to the execution of this Agreement, deliver or cause to be delivered to Secured Party any and all certificates and other instruments representing or evidencing any Collateral that is Investment Property, together with all Necessary Endorsements, in each case subject to Permitted Liens.

          4.7      Notice of Event of Default. Immediately notify Secured Party in writing of the occurrence of any Event of Default or any event or existing condition which, with the giving of notice and/or the lapse of time, could constitute an Event of Default or which might materially and adversely affect the financial conditions or operations of Debtor and the facts with respect thereto.

          4.8      Deposit Accounts. Inform Secured Party upon the opening of any Deposit Account that is not currently open as of the date hereof and comply with Section 4.6 with respect to such Deposit Account.

          4.9      Loan Document Covenants. Debtor will perform and fulfill each of the covenants in the Loan Documents that is applicable to Debtor.

5.      [RESERVED]

6.      EVENTS OF DEFAULT

          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

          6.1      Occurrence of an Event of Default. An “Event of Default” under the Loan Agreement, Gold and Silver Supply Agreement, or any other Loan Document.

          6.2      Security Interest. This Agreement or any other security agreement, pledge, mortgage, deed of trust or other similar document, agreement or instrument granting a security interest in, pledge of or charge over the assets of Debtor in favor of Secured Party, after delivery thereof shall, for any reason except to the extent permitted by the terms thereof, cease to create a valid and perfected Lien on any of the assets and collateral purported to be covered thereby, or Debtor shall so state in writing or Debtor or any other Person shall take or agree to take any action threatening the validity, perfection or priority of any such security interest.

7.      RIGHTS AND REMEDIES

          7.1      Rights and Remedies of Secured Party. Upon and after the occurrence and during the continuance of an Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the other Loan Documents, the rights and remedies of a secured party under the UCC and all other rights and remedies available to Secured Party under applicable Governmental Requirements, whether at law or in equity, all such rights and remedies being available to Secured Party and being cumulative and enforceable alternatively, successively or concurrently:

                    (a)      Declare all Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand for payment, protest or notice of any kind, all of which are hereby expressly waived.

                    (b)      Institute any proceeding or proceedings to enforce the Obligations and any Liens of Secured Party.

                    (c)      Take possession of the Collateral, and for that purpose, so far as Debtor may give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom without any liability for suit, action or other proceeding, Debtor HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO REPOSSESSION OF COLLATERAL, and require Debtor, at Debtor’s expense, to assemble and deliver the Collateral to such place or places as Secured Party may designate.

                    (d)      Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Debtor in order to continue or complete performance of Debtor’s obligations under any contracts or agreements of Debtor), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues therefrom and sell or otherwise dispose of any or all of the Collateral upon such terms and under such conditions as Secured Party, in its sole discretion, may determine, and purchase or acquire any of the Collateral at any such sale or other disposition, all to the extent permitted by applicable Governmental Requirements.

                    (e)      Enforce Debtor’s rights against account debtors and other Obligors.

                    (f)      Without notice to Debtor, any such notice being expressly waived by Debtor, to set-off and appropriate and apply any and all deposits, in any currency or form, and any other credits, indebtedness or claims, in any currency or form, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Secured Party to or for the credit or the account of Debtor, or any part thereof, against and on account of the obligations and liabilities of Debtor to Secured Party hereunder, whether arising hereunder, under the Loan Agreement, any other Loan Document or otherwise, as Secured Party may elect in its sole discretion, whether or not Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Secured Party shall notify Debtor of any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Secured Party to set-off and appropriate are in addition to the other rights and remedies which Secured Party may have hereunder, under any other Loan Document, or at law or in equity.

                         (g)      To enforce Debtor’s rights against account debtors and other parties obligated on Collateral, including, but not limited to, the right to: (i) notify and/or require Debtor to notify any or all account debtors and other parties obligated on Collateral to make payments directly to Secured Party or in care of a post office lock box under the sole control of Secured Party established at Debtor’s expense subject to Secured Party’s customary arrangements and charges therefor, and to take any or all action with respect to Collateral as Secured Party shall determine in its sole discretion, including, without limitation, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any Person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility to Debtor; (ii) require Debtor to segregate and hold in trust for Secured Party and, on the day of Debtor’s receipt thereof, transmit to Secured Party in the exact form received by Debtor (except for such assignments and endorsements as may be required by Secured Party), all cash, checks, drafts, money orders and other items of payment constituting Collateral or proceeds of Collateral; and/or (iii) establish and maintain at Secured Party a “Repayment Account,” which shall be under the exclusive control of and subject to the sole order of Secured Party and which shall be subject to the imposition of such customary charges as are imposed by Secured Party from time to time upon such accounts, for the deposit of cash, checks, drafts, money orders and other items of payments constituting Collateral or proceeds of Collateral from which Secured Party may, in its sole discretion, at any time and from time to time, withdraw all or any part and apply the same to the payment of the Obligations. Secured Party’s collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Secured Party exercises the care and follows the procedures that Secured Party generally applies to the collection of obligations owed to Secured Party. All cash and non-cash proceeds of the Collateral shall be applied by Secured Party upon Secured Party’s actual receipt of cash proceeds against the Obligations, matured or unmatured, in such order as Secured Party shall determine in Secured Party’s sole discretion.

          7.2      Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of Secured Party, upon the occurrence and during the continuation of any Event of Default, for the purpose of carrying out and implementing the terms of this Agreement, to take any and all necessary or appropriate action and to execute and deliver any and all documents and instruments which may be necessary or appropriate to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

                    (a)      to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession; to execute proofs of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim and loss; or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                    (b)      to pay or discharge claims, charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens);

                    (c)      to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

                    (d)      to adjust and compromise any claims under insurance policies;

                    (e)      to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

                    (f)      to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

                    (g)      to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

                    (h)      to collect, defend or enforce any right with respect to the Collateral;

                    (i)      to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

                    (j)      generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, including to execute, in connection with any sale of Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

                    (k)      to communicate in its own name with any party to any agreement with regard to the assignment hereunder of the right, title and interest of Debtor in and under the agreements and other matters relating thereto;

                    (l)      to undertake, do or perform, at Secured Party’s option and at Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary or advisable, in its sole discretion, to carry out and enforce this Agreement and to protect, preserve, defend or realize upon the Collateral and Secured Party’s Lien therein, all as fully and effectively as Debtor might do; and All acts of said attorney or designee are hereby ratified and approved by Debtor and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law, except in the case of gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the security interest created herein is discharged.

          7.3      Notice of Disposition of Collateral and Disclaimer of Warranties. It is mutually agreed that commercial reasonableness and good faith require Secured Party to give Debtor no more than ten (10) days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. It is mutually agreed that it is commercially reasonable for Secured Party to disclaim all warranties which arise with respect to the disposition of the Collateral.

          7.4      Reinstatement. To the extent that any payment made or received with respect to the Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside, defeased or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any debtor relief law, common law or equitable cause or any other Governmental Requirement, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Secured Party and the Liens created by this Agreement shall be revived automatically without any action on the part of any party hereto and shall continue as if such payment had not been received by Secured Party.

8.      MISCELLANEOUS

          8.1      Financing Statements. Debtor authorizes Secured Party to file financing statements, continuation statements, amendments, and other similar documents and instruments covering the Collateral and containing such legends as Secured Party shall deem necessary or desirable to perfect or protect Secured Party’s interest in the Collateral, including financing statements as indicate or describe the Collateral as “all assets” or “all personal property.” Debtor agrees to pay all taxes, fees and costs (including reasonable attorneys’ fees) paid or incurred by Secured Party in connection with the preparation, filing or recordation thereof. Debtor waives receipt of any such financing statements that are registered by Secured Party and any confirmation of registration.

          8.2      Performance for Debtor. Debtor agrees and hereby authorizes that Secured Party may, in Secured Party’s sole discretion, but Secured Party shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of Debtor, without prior notice to Debtor, in order to insure Debtor’s compliance with any covenant, warranty, representation or agreement of Debtor made in or pursuant to this Agreement or any of the Loan Documents, or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or any of the Loan Documents. Debtor shall pay to Secured Party upon demand all such advances made by Secured Party with interest thereon at the rate and calculated in the manner provided in the Loan Agreement. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder.

          8.3      Expenses. Whether or not any of the transactions contemplated hereby shall be consummated, Debtor agrees to pay to Secured Party on demand the amount of all costs and expenses paid or incurred by Secured Party (including the reasonable fees and expenses of its counsel) in connection with the negotiation, preparation, delivery, amendment, modification, waiver, enforcement or administration of this Agreement and the Loan Documents and all documents and instruments referred to herein and all costs and expenses paid or incurred by Secured Party in connection with the filing or recordation of all financing statements and instruments as may be required by Secured Party at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith, together with interest on all such amounts at the rate and calculated in the manner provided in the Loan Agreement. Debtor agrees to save harmless and indemnify Secured Party from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs or any other costs or expenses incurred or paid by Secured Party in connection with this Agreement and the other Loan Documents. The provisions of this Section 8.3 shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all other Obligations.

          8.4      Applications of Payments and Collateral. Except as may be otherwise specifically provided in the Loan Agreement, all Collateral and proceeds of Collateral coming into Secured Party’s possession after the occurrence of an Event of Default and all payments made by Debtor may be applied by Secured Party to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole but reasonable discretion in accordance with the terms of the other Loan Documents. Secured Party may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected pursuant hereto, to the Obligations until cash proceeds are actually received by Secured Party.

         8.5      Waivers by Secured Party. Neither any failure nor any delay on the part of Secured Party in exercising any right, power or remedy hereunder, under any of the Loan Documents or under applicable Governmental Requirements shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          8.6      Waivers by Debtor. Debtor hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance of this Agreement; (b) all claims, causes of action and rights of Debtor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party’s rights or remedies hereunder, under the Loan Documents or under applicable law; (c) all claims of Debtor for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party’s rights or remedies hereunder, under the Loan Documents or under applicable law; (d) all rights of redemption of Debtor with respect to the Collateral; (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (f) presentment, demand for payment, protest and notice of non-payment and all exemptions; (g) any and all other notices or demands which by applicable law must be given to or made upon Debtor by Secured Party; (h) settlement, compromise or release of the obligations of any one or more Persons primarily or secondarily liable upon any of the Obligations; (i) all rights of Debtor to demand that Secured Party release account debtors from further obligation to Secured Party; and (j) substitution, impairment, exchange or release of any Collateral for any of the Obligations. Debtor agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder, under the Loan Documents and under applicable Governmental Requirements, from time to time, in any order, alternatively, successively or concurrently, without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations.

          8.7      Modifications. No modification, amendment or waiver of any provision of this Agreement or any of the Loan Documents, and no consent by Secured Party to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Debtor in any case shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances.

          8.8      Secured Party’s Setoff. Secured Party shall have the right, in addition to all other rights and remedies available to it, following an Event of Default, to set off against any Obligations due Secured Party, any debt owing to Debtor by Secured Party.

          8.9      Notices. All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five (5) Business Days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the Party receiving notice, if sent by facsimile, telecopy, electronic mail or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands, and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Debtor:

Santa Fe Gold (Barbados) Corporation
c/o Santa Fe Gold Corporation
1128 Pennsylvania N.E., Suite 200
Albuquerque, New Mexico 87110
Attn: W. Pierce carson
Facsimile: (505) 255-4851

If to Secured Party:

Waterton Global Value, L.P.
Folio House, P.O. Box 800
Road Town, Tortola, VG1110
Attn: Peter Poole
Facsimile: (284) 494-8356 or (284) 494-7422

          8.10      Survival; Successors and Assigns. All covenants, agreements, representations and warranties made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect until the security interest created herein is discharged. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of Debtor which are contained in this Agreement and the Loan Documents shall inure to the benefit of Secured Party, its successors and assigns. Debtor may not assign this Agreement or any of its rights hereunder without the prior written consent of Secured Party.

          8.11      Applicable Law and Consent to Jurisdiction. The performance and construction of this Agreement shall be governed by the internal laws of the State of New Mexico.

          8.12      WAIVER OF JURY TRIAL. DEBTOR HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH CREDITOR AND DEBTOR MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SECURITY AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY DEBTOR AND DEBTOR HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. CREDITOR IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND DEBTOR AND CREDITOR, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. DEBTOR REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          8.13      Severability. If any term, provision or condition, or any part thereof, of this Agreement or any of the Loan Documents shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement and the Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

          8.14      Merger and Integration. This Agreement contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding.

          8.15      Rights Absolute. All rights of Secured Party and the pledge, assignment, charge and security interest hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, irrespective of:

                        (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

                       (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Obligations;

                       (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, surety or support agreement for all or any of the Obligations;

                       (d) any manner of application of collateral or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of any principal, guarantor or surety;

                       (e) any change, restructuring or termination of the corporate or company structure or existence of Debtor or any affiliate thereof; and

                       (f)      any other circumstance that might otherwise constitute a defense available to, or a discharge of, Debtor or any affiliate of Debtor, any other Person liable for the Obligations or a third party guarantor or grantor of a security interest.

          8.16      Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be validly executed and delivered by facsimile or other electronic transmission (including e-mail), and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as an original signature.

          8.17      Discharge. Upon (a) the complete and irrevocable payment and performance in full of the Obligations (other than contingent Obligations for which no claim has been made), (b) the termination and discharge of the Loan Documents, (c) complete and irrevocable payment and performance in full of the Gold and Silver Supply Agreement and the termination thereof, and (d) such time as there exists no commitment by Secured Party which could give rise to any Obligations (other than contingent Obligations for which no claim has been made), this Agreement shall be terminated, the security interest in the Collateral shall be released, and Secured Party shall execute and deliver such releases and discharges of the security interests created hereby as Debtor may reasonably request in writing, the cost and expense of which shall be paid by Debtor.

          8.18      Indemnity. Debtor agrees to pay, indemnify and save and hold harmless Secured Party, its successors and assigns, and each of their directors, officers, partners, managers, members, shareholders, owners, employees, agents, affiliates and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, penalties, liabilities, judgments, suits, proceedings, taxes, costs and expenses (including, without limitation, fees and disbursements of counsel) which may at any time (including, without limitation, at any time following the payment of the Obligations or any Loan Document) be imposed on, incurred by or asserted against any such Indemnified Party, in any way relating to, in connection with or arising out of this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby and any claim, investigation, subpoena, litigation, proceeding or otherwise related to or arising out of this Agreement or any other Loan Document or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities, costs or expenses incurred by reason of the gross negligence or willful misconduct of any Indemnified Party). The obligations of Debtor under this paragraph shall survive the payment in full of the Loan Agreement and the other Loan Documents and the termination or release of this Agreement.

          8.19      Acknowledgments. Debtor hereby acknowledges that (a) it has been advised by its own legal counsel in the negotiation, preparation, execution and delivery of this Agreement and each other Loan Document; (b) this Agreement shall not be construed against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Agreement; and (c) Secured Party has no fiduciary relationship with or duty to Debtor, and the relationship between Secured Party, on the one hand, and Debtor, on the other hand, in connection herewith is solely that of creditor and debtor.

          8.20      Liability. Debtor will derive substantial and immediate direct and indirect benefit from the Loan Agreement, the Loan Documents, the Gold and Silver Supply Agreement and the transactions entered into in connection therewith. Debtor expressly waives any right to revoke, terminate or suspend this Agreement and acknowledges that it entered into such Agreement in contemplation of the benefits that it would receive by the Loan Agreement, the Gold and Silver Supply Agreement and the other Loan Documents.

          8.21      Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

[Remainder of this page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Security Agreement as of the date first above written.

DEBTOR:

SANTA FE GOLD (BARBADOS) CORPORATION,
a Barbados corporation

By: [signature]
Name: W. PIERCE CARSON
Its: PRESIDENT

SECURED PARTY:

By: ____________________
Authorized Signatory

[Security Agreement Signature Page – Santa Fe Gold Barbados Corporation]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Security Agreement as of the date first above written.

DEBTOR:

SANTA FE GOLD (BARBADOS) CORPORATION,
a Barbados corporation

By: ______________________________
Name:
Its:

SECURED PARTY:

By: ______________________________
Authorized Signatory

[Security Agreement Signature Page – Santa Fe Gold Barbados Corporation]